UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 20, 2009

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K contains information that is being posted on IBM’s Investor Relations website (www.ibm.com/investor/). All of the information in Attachment I is hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 20, 2009

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and
Controller

ATTACHMENT I

IBM provides historical data in preparation for 2009 accounting and reporting changes

March 20, 2009

Two reporting changes have been implemented beginning January 1, 2009, and will be included in IBM’s reported results starting with the first quarter earnings report in mid-April.  IBM is providing relevant historical information in schedules 1 and 2 below, to allow comparability to prior period results.

SUMMARY OF CHANGES AND NEW DISCLOSURES

1. Implementation of FSP EITF 03-6-1

In June 2008, the FASB issued FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities,” which became effective in 2009 via retrospective application.  Under the FSP, unvested share-based payment awards which receive non-forfeitable dividend rights, or dividend equivalents are considered participating securities and are now required to be included in computing earnings per share under the two class method.  This will change the company’s previously reported diluted shares outstanding and diluted earnings per share.  As reported in IBM’s 2008 Annual Report, the implementation of the FSP has decreased diluted EPS by $0.04, and $0.03 for the years ended December 31, 2008 and December 31, 2007 respectively. (For additional detail please see IBM’s 2008 Annual Report, Note B. Accounting Changes, page 76).  The impact to diluted EPS for the year ended December 31, 2006 is $0.01.

As IBM reports earnings for 2009 and beyond, this revised share count and EPS will provide the basis for comparability to prior periods.  The impact of EITF 03-6-1 on diluted earnings per share was included in the previously provided 2009 EPS guidance.

Schedule 1: 2008 and 2007 revised IBM share count and earnings per share

	FY 2008	4Q 2008	3Q 2008	2Q 2008	1Q 2008

Revised weighted-average shares outstanding: assuming dilution	1,387.8	1,353.7	1,384.1	1,402.1	1,411.4

Revised earnings per share: assuming dilution	$8.89	$3.27	$2.04	$1.97	$1.64

	FY 2007	4Q 2007	3Q 2007	2Q 2007	1Q 2007

Revised weighted-average shares outstanding: assuming dilution	1,456.9	1,420.0	1,412.4	1,467.0	1,528.0

Revised earnings per share: assuming dilution	$7.15	$2.78	$1.67	$1.54	$1.21

2. Global Services Backlog at Actual Currency Rates

On September 12, 2008, IBM announced changes to be made to the presentation of Global Services Signings and Backlog in the first quarter of 2009, explaining that the company will focus its metrics for signings and backlog using actual currency rates. At that time IBM provided a historical perspective of signings at actual currency rates. https://www.ibm.com/investor/ircorner/article/signings.wss.

IBM is now providing a historical perspective of backlog at actual currency rates for 2008 and 2007.  The underlying business dynamics are unchanged from the backlog previously reported at rates that approximate constant currency.

Schedule 2: 2008 and 2007 ending IBM backlog at actual currency rates

Global Services Backlog ($B)	4Q 2008	3Q 2008	2Q 2008	1Q 2008

Ending Backlog @ actual currency rates	$130	$129	$139	$141

Global Services Backlog ($B)	4Q 2007	3Q 2007	2Q 2007	1Q 2007

Ending Backlog @ actual currency rates	$136	$133	$129	$127